LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

LookSmart, Ltd.
(Exact name of registrant as specified in its charter)

N/A
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Remainder of Page Intentionally Left Blank.

Cover Page

LookSmart, Ltd. - Notice - 2013 Annual Meeting - Subject to Completion

Notice of Annual Meeting of Stockholders of LookSmart, Ltd.

Stockholders:

Notice is hereby given of the annual meeting of stockholders of LookSmart, Ltd., a Delaware corporation (the "Company"), to be held on October 4, 2013 at 2:30 P.M., New York City time, at 445 Park Avenue, 9th Floor, New York, New York 10022 to:

1.	Vote to elect two directors;

2.	Vote to approve amendments to the certificate of incorporation of the Company to enable the Company to effect a reverse stock split of its common stock, as determined by the board of directors of the Company;

3.	Vote, on a non-binding advisory basis, to approve executive compensation, as disclosed per Item 402 of Regulation S-K;

4.	Vote, on a non-binding advisory basis, to determine whether the vote to approve executive compensation, as disclosed per Item 402 of Regulation S-K, should be held every one, two, or three years;

5.	Vote to ratify the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013; and

6.	Transact other business, if any, as may properly come before the annual meeting or any adjournment or postponement thereof.

The foregoing items of business are or will be more fully described in the proxy statement for the annual meeting.

The proxy statement and the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2012, as amended, are or will be available electronically at http://investor.shareholder.com/looksmart/sec.cfm.

Only stockholders of record at the close of business on September 4, 2013 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

LookSmart, Ltd.

Date:	[●] [●], 2013	By:	/s/ Michael Onghai
		Name:	Michael Onghai
		Title:	Chief Executive Officer

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation by LookSmart, Ltd., a Delaware corporation ("LookSmart," the "Company," "we," or "us"), of proxies for use in voting at the 2013 Annual Meeting of Stockholders of the Company to be held on October 4, 2013 at 2:30 P.M., New York City time, at 445 Park Avenue, 9th Floor, New York, New York 10022 and any adjournment or postponement thereof.

The proxy materials for the Annual Meeting, including this Proxy Statement, the form of proxy furnished as Appendix A hereto, and the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2012, as amended ("2012 Annual Report"), are first provided or made available to stockholders on or about [—] [—], 2013.

General

Record Date

Only holders of record of the common stock of the Company at the close of business on the record date, September 4, 2013, are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the record date, there were 17,308,059 shares of common stock outstanding and held of record by approximately 1,344 stockholders. The common stock is traded on The NASDAQ Capital Market.

Voting

Each stockholder is entitled to one vote for each share of common stock held as of the record date. Each stockholder of record may vote as follows:

•	In person at the Annual Meeting, by using the ballot provided upon arrival;

•	Via the enclosed proxy card, by delivering the properly completed, signed, and dated proxy card to the Company in the envelope provided as instructed by 11:59 P.M. (ET) on October 3, 2013;

•	Via telephone, by dialing toll-free 1-800-690-6903 from a touch-tone phone and following the recorded instructions using the company number and control number provided on the enclosed proxy card by 11:59 P.M. (ET) on October 3, 2013;

•	Via the Internet, by completing an electronic proxy card at www.proxyvote.com using the company number and control number provided on the enclosed proxy card by 11:59 P.M. (ET) on October 3, 2013.

If your shares are held in "street name," please check the voting instruction form provided with this Proxy Statement or contact your broker or nominee to determine whether you will be able to vote via telephone or the Internet. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent, which may be requested by contacting such broker, bank, or other agent. If you receive more than one set of proxy materials, your shares may be registered in more than one name or held in different accounts. Please follow the voting instructions on the proxy cards to ensure that all of your shares are voted.

When proxies are properly voted as instructed, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Proxies cannot be voted for a greater number of persons than the number of director nominees named. Unless otherwise marked or instructed or if no specific instructions are provided, proxies received will be voted: (i) FOR the election of each director nominee named herein; (ii) FOR the approval of the amendments to the certificate of incorporation of the Company to enable the Company to effect a reverse stock split of its common stock, as determined by the board of directors of the Company ("Proposed Charter Amendments"); (iii) AGAINST the approval of the executive compensation, disclosed per Item 402 of Regulation S-K; (iv) FOR the approval of the vote to approve the executive compensation, as disclosed per Item 402 of Regulation S-K, to be held every three years; and (v) FOR the ratification of the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013. If other business comes before the Annual Meeting, the persons named as proxy holders will vote in accordance with their best judgment with respect to such matters.

1

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Solicitation

We are making this proxy solicitation by and on behalf of the Company. The cost of preparing, assembling, printing, and mailing this proxy statement and the proxies solicited hereby will be borne by us. Proxies may be solicited personally or by telephone, electronic mail, or facsimile by the Company's officers, directors and regular employees, none of whom will receive additional compensation for such solicitation.

Quorum

A quorum is required for the transaction of business at the Annual Meeting. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares voted FOR, AGAINST, or WITHHELD on any subject matter will be treated as present at the Annual Meeting for quorum purposes and as votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such subject matter.

Required Vote

As to Proposal 1 (Election of Directors), because directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, the two director nominees who receive the highest number of affirmative votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected.

As to Proposal 2 (Approval of Proposed Charter Amendments), the approval of the Proposed Charter Amendments will require the affirmative vote of a majority of the shares of common stock outstanding as of the record date.

As to Proposal 3 (Approval of Executive Compensation), which is a non-binding proposal, the approval of the executive compensation, as disclosed per Item 402 of Regulation S-K, will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. Although Proposal 3 is a non-binding proposal and the vote on Proposal 3 is only an advisory vote, the board and the compensation committee will consider the outcome of the advisory vote on Proposal 3 when making future decisions as to such executive compensation.

As to Proposal 4 (Approval of Frequency of Vote to Approve Executive Compensation), which is a non-binding proposal, because stockholders are voting to determine whether the vote to approve executive compensation, as disclosed per Item 402 of Regulation S-K, should be held every one, two, or three years, the option that receives the highest number of affirmative votes present in person or represented by proxy at the Annual Meeting will be considered to be the option that is preferred by stockholders. Although Proposal 4 is a non-binding proposal and the vote on Proposal 4 is only an advisory vote, the board and the compensation committee will consider the outcome of the advisory vote on Proposal 4 when making future decisions as to the frequency of the vote to approve such executive compensation.

As to Proposal 5 (Ratification of Appointment of Auditor), the ratification of the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting.

Revocability of Proxy

If you are a stockholder entitled to vote and you have submitted a proxy by mail or via telephone or the Internet, you may revoke your proxy at any time before it is voted by delivering a written revocation to the Secretary of the Company, providing a proxy bearing a later date that is duly voted in accordance with its instructions, or attending and voting in person at the Annual Meeting. If you hold your shares through a broker or custodian, you will need to contact them to revoke your proxy.

Abstentions and Broker Non-Votes

Abstentions will be counted for purposes of determining the presence or absence of a quorum for and the total number of votes cast on any proposal, other than the election of directors. A "broker non-vote" occurs when a broker or other nominee does not have discretion to vote shares on a particular proposal and has not received instructions from the beneficial owner of such shares. Brokers generally have discretion to vote shares on routine matters. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the total number of votes cast on any proposal.

2

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

As to Proposal 1 (Election of Directors), which will require a plurality vote, abstentions and broker non-votes will not have any effect on the number of votes cast on Proposal 1 or whether the director nominees are elected.

As to Proposal 2 (Approval of Proposed Charter Amendments), which will require the affirmative vote of a majority of the shares of common stock outstanding as of the record date, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 2.

As to Proposal 3 (Approval of Executive Compensation), which represents an advisory vote on a non-binding proposal, broker non-votes will not have any effect on the number of votes cast on Proposal 3 or whether Proposal 3 is approved, but abstentions will have the effect of votes AGAINST Proposal 3 because abstentions will be counted as votes cast on Proposal 3 but not counted as votes FOR Proposal 3.

As to Proposal 4 (Approval of Frequency of Vote to Approve Executive Compensation), which represents an advisory vote on a non-binding proposal, broker non-votes will not have any effect on the number of votes cast on Proposal 4 or whether Proposal 4 is approved, but abstentions will have the effect of votes AGAINST Proposal 4 because abstentions will be counted as votes cast on Proposal 4 but not counted as votes FOR Proposal 4.

As to Proposal 5 (Ratification of Appointment of Auditor), which will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting, broker non-votes will not have any effect on the number of votes cast or whether Proposal 5 is approved, but abstentions will have the effect as votes AGAINST Proposal 5 because abstentions will be counted as votes cast on Proposal 5 but not counted as votes FOR Proposal 5.

Voting Results of the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported via a Form 8-K, which we expect to file within four business days after the Annual Meeting. If the final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to report preliminary voting results within such four business days and amend the Form 8-K to report the final voting results within four business days of the date on which the final voting results become available to us.

Directors, Executive Officers, and Corporate Governance

Directors

The business and affairs of the Company are managed by or under the direction of the board of directors of the Company, as provided by Delaware law and the certificate of incorporation of the Company. The directors are divided into three classes. No director has more or less than one vote on any matter or voting powers greater than or less than those of any other director. Unless otherwise provided by law, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the stockholders, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

The following table provides information as of September 16, 2013 as to each person who is as of the date hereof a director of the Company:

Name	Age	Term	Class	Next Election	Director Since	Other Offices and Positions
Michael Onghai	43	(1)	I	2015	January 14, 2013	Chief Executive Officer, President, and Secretary (2)
Christian Chan	40	(1)	II	2013	January 14, 2013	Chairman (3) (4)
Paul Pelosi Jr.	44	(1)	II	2013	January 14, 2013	(4)
Thorsten Weigl	37	(1)	III	2014	January 14, 2013	(4)

*

(1)	The directors are divided into three classes. Each director holds office until the next election of the class for which such director has been chosen and until such director's successor is elected and qualified or such director's earlier death, resignation, or removal.

3

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

(2)	Chief Executive Officer and President since January 25, 2013 and Secretary since April 25, 2013.

(3)	Chairman of the board of directors since January 25, 2013.

(4)	Such person holds one or more board committee positions. See "Board Committees" herein.

Executive Officers

The following table provides information as of September 16, 2013 as to each person who is as of the date hereof an executive officer of the Company:

Name	Age	Term	Principal Position	Position Since	Other Offices and Positions
Michael Onghai	43	(1)	Chief Executive Officer	January 25, 2013	Director, President, and Secretary (2)

*

(1)	Each officer is chosen and holds office for such term as prescribed by the bylaws or determined by the board and until such officer's successor is elected and qualified or such officer's earlier death, resignation, or removal.

(2)	Director since January 14, 2013, President since January 25, 2013, and Secretary since April 25, 2013.

No Family Relationships

There is no family relationship between any director or executive officer or among any directors or executive officers.

Business Experience and Background of Directors and Executive Officers

Christian Chan has been a director since January 14, 2013 and Chairman of the board of directors since January 25, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Chan has been a private investor and an independent portfolio manager and adviser to family offices and value-oriented investment funds. Mr. Chan is a director of funds affiliated with Argyle Street Management Limited, an SEC-registered investment adviser. Mr. Chan holds a B.A.S. and a M.S. from Stanford University.

Michael Onghai has been a director since January 14, 2013 and Chief Executive Officer since January 25, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Onghai has been a private investor and an investment manager, including as the principal of Snowy August Management LLC, a value-oriented alternative investment manager he founded in 2011, and, prior to 2011, as a principal and portfolio manager of Ibis Management LLC, an investment management firm he joined in 2003. Mr. Onghai is a Chartered Financial Analyst and the founder of AppAddictive, a venture capital-sponsored social media digital holding company. Mr. Onghai holds a B.S. in Computer Science and Engineering from UCLA.

Paul Pelosi Jr. has been a director since January 14, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Pelosi has been a private investor and an independent adviser to emerging and Fortune 500 companies, including as to finance, infrastructure, sustainability, security, and public policy matters. Mr. Pelosi holds a B.A. and a J.D./M.B.A. from Georgetown University.

Thorsten Weigl has been a director since January 14, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Weigl has been a private investor and the Chief Executive Officer of Solom GmbH, an asset management company. Mr. Weigl oversees one of Germany's largest intellectual property portfolios and has managed investments in internet and technology companies since 1998.

4

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Other Directorships

The following table provides information as to certain other public company directorships held by the directors as of the date hereof or during the past five years:

Name	Other Directorships
Michael Onghai	Director of MGT Capital Investments, Inc.
Paul Pelosi, Jr.	Director of Cereplast Inc.; and former director of Natural Blue Resources, Inc

Board Leadership Structure

Michael Onghai serves as both the Chief Executive Officer of the Company and Chairman of the board and presides over meetings of the board, and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of the board. Mr. Onghai brings valuable insight to the board due to his perspective and experience as the Chief Executive Officer and as the largest stockholder of the Company. Mr. Onghai may be deemed to be a and a controlling stockholder of the Company. Regular board meetings generally include a meeting of the independent directors without management present.

Potential Controlled Company Status

Because Mr. Onghai may be deemed to control a majority of the outstanding voting power of the common stock of the Company, the Company may be deemed to be a "controlled company" under the corporate governance rules of The NASDAQ Stock Market LLC and, therefore, may not be required to have a majority of the directors be independent or a compensation committee or an independent nominating function.

Director Independence

The Company has determined that each director (other than Mr. Onghai), including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is "independent" as defined by, and determined under, the applicable director independence standards of The NASDAQ Stock Market LLC and applicable SEC rules.

Board Committees

Each board committee member is designated by the board or as provided by the bylaws of the Company to serve until such board committee member's successor is elected and qualified or such board committee member's earlier death, resignation, or removal.

The following table provides information as of September 16, 2013 as to each person who is as of the date hereof a board committee member:

	Audit		Compensation		Nominating
	Committee		Committee		Committee
Name	Member	Chair	Member	Chair	Member	Chair	Position Since
Christian Chan	X	X	X	X	X		January 25, 2013
Paul Pelosi Jr.	X		X		X	X	January 25, 2013
Thorsten Weigl	X		X		X		January 25, 2013

Board Committee Member Independence

The Company has determined that each board committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is "independent" as defined by, and determined under, the applicable board committee independence standards of The NASDAQ Stock Market LLC.

Audit Committee

The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As more fully described in its charter, the audit committee is responsible for, among other things: selecting the independent registered public accounting firm to audit the financial statements of the Company; ensuring the independence of the independent registered public accounting firm; discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing our interim and year-end operating results with management and the independent registered public accounting firm; developing procedures to enable submission of anonymous concerns about accounting or auditing matters; considering the adequacy of our internal accounting controls and audit procedures; reviewing related party transactions; pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and overseeing our internal audit function.

Each audit committee member is identified under "Board Committee Members" herein. The Company has determined that each audit committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is "independent" as defined by, and determined under, the applicable board committee independence standards of The NASDAQ Stock Market LLC. The Company has determined also that each audit committee member satisfies the independence criteria of Rule 10A-3 under the Exchange Act.

5

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Compensation Committee

The Company has a separately-designated standing compensation committee. As more fully described in its charter, the compensation committee is responsible for, among other things: reviewing and approving, or recommending that the board approve, the compensation of executive officers; reviewing and recommending to the board the compensation of directors; reviewing and approving the terms of any compensatory agreements with executive officers; administering equity incentive plans, including making equity grants thereunder; reviewing and making recommendations to the board with respect to incentive compensation and equity plans; and establishing and reviewing the overall compensation philosophy of the Company. The charter of the compensation committee allows the compensation committee to delegate its authority to subcommittees and officers, as necessary or appropriate.

Each compensation committee member is identified under "Board Committee Members" herein. The Company has determined that each compensation committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is "independent" as defined by, and determined under, the applicable board committee independence standards of The NASDAQ Stock Market LLC. The Company has determined also that each compensation committee member is a "non-employee director" as defined by Rule 16b-3 under the Exchange Act and an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Nominating Committee

The Company has a separately-designated standing nominating committee. As more fully described in its charter, the nominating committee is responsible for, among other things: assessing board membership needs and nominating prospective director candidates or making recommendations as to prospective director candidates to the board; reviewing developments in corporate governance practices; developing and implementing corporate governance guidelines and policies, and evaluating their sufficiency; reviewing proposed waivers of the code of ethics; overseeing the process of evaluating the performance of the board; and advising the board on corporate governance matters.

Each nominating committee member is identified under "Board Committees" herein. The Company has determined that each nominating committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is "independent" as defined by, and determined under, the applicable board committee independence standards of The NASDAQ Stock Market LLC.

Audit Committee Financial Expert

The board has determined that the Company has at least one audit committee financial expert serving on the audit committee. The board has determined that Mr. Chan is an audit committee financial expert and "independent" as independence for audit committee members is defined in the applicable listing standards of The NASDAQ Stock Market LLC.

Audit Committee Report

This Audit Committee Report is required by the SEC and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent specifically incorporated by reference, and will not otherwise be deemed "soliciting material" or "filed" under the Securities Act or the Exchange Act.

The principal purpose of the audit committee is to assist the board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining the independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee's functions are more fully described in its charter.

Management is responsible for preparing the financial statements of the Company and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Moss Adams LLP, the independent registered public accounting firm of the Company for 2012, was responsible for performing an independent audit of the consolidated financial statements of the Company and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2012 with management and with Moss Adams LLP. The audited financial statements are included in the 2012 Annual Report. The audit committee has also discussed with Moss Adams LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The audit committee also has received and reviewed the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams LLP's communications with the audit committee concerning independence, and has discussed with Moss Adams LLP its independence from the Company.

6

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Based on the review and discussions described above, the audit committee recommended to the board that the audited financial statements be included in the 2012 Annual Report for filing with the SEC.

The Audit Committee

Christian Chan, Chair
Paul Pelosi, Jr.
Thorsten Weigl

Nominations of Prospective Director Candidates

The nominating committee has in the past, and may in the future, used third party executive search firms to help identify prospective director nominees. In evaluating the suitability of each candidate, the nominating committee will consider issues of character, judgment, independence, age, expertise, diversity of experience, length of service, and other commitments. While there are no specific minimum qualifications for director nominees, the ideal candidate should exhibit independence, integrity, qualifications that will increase overall board effectiveness, and meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The nominating committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Specific Experience of Director Nominees

The nominating committee has concluded that each person who is a director nominee or director should be elected or continue to serve as a director as of the date hereof in light of the business and structure of the Company and the specific experience, qualifications, attributes, and skills of such person. The following table provides information, for each such person, as to the specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that each such person should be elected or continue to serve as a director as of the date hereof:

Name	Specific Experience, Qualifications, Attributes, and Skills

Christian Chan	Experience as a director and managing investments and with other investment and financial matters and financial expertise as an investment adviser.

Michael Onghai	Experience as a director and developing and buying and selling public and private technology companies and financial expertise as an investment adviser and Chartered Financial Analyst.

Paul Pelosi, Jr.	Experience as a director and executive officer of a public company and as an independent adviser to public and private financial institutions and leadership and governance skills.

Thorsten Weigl	Experience as an executive and entrepreneur and managing intellectual property assets and investments in internet and technology companies.

Procedures for Security Holders to Recommend Nominees for Election as Directors

Stockholders may recommend persons to the nominating committee for consideration as prospective director candidates by submitting their names and appropriate background and biographical information to: LookSmart, Ltd., Attn: Nominating Committee, 555 California Street, Suite 324, San Francisco, California 94104. The recommendation should include any relevant information, including the candidate's name, home and business contact information, detailed biographical data and qualifications, and information regarding any relationships between the candidate and the Company within the last three years. Stockholders also have the right to nominate director candidates (without any action on the part of the nominating committee or the board) by following the advance notice provisions of the bylaws of the Company as described under "Advance Notice Procedures for Stockholder Proposals" herein. In 2012, the nominating committee did not receive any director nomination from any stockholder.

7

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Role of the Board in Risk Oversight

The board is responsible for overseeing risk management. The board exercises this oversight function directly and through standing board committees. The oversight responsibility of the board and the board committees is informed by reports from management and the internal audit department that are designed to provide visibility to the board about the identification and assessment of key risks and our risk mitigation strategies. The board has primary responsibility for evaluating strategic and operational risk management and succession planning. The audit committee is responsible for overseeing major financial and accounting risk exposures and the steps management has taken to monitor and control exposure, including policies and procedures for assessing and managing risk. The audit committee reviews programs for promoting and monitoring compliance with legal and regulatory requirements and oversees the internal audit function. The compensation committee evaluates risks arising from compensation policies and practices. The nominating committee is responsible for monitoring the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper risk-taking or liability-creating conduct. Each applicable board committee provides reports to the board regarding these matters and other matters.

Communications with the Board

The board provides a process for stockholders to send communications to the board. Any stockholder that desires to contact the board may do so by writing to: LookSmart, Ltd., Attn: Board of Directors, 555 California Street, Suite 324, San Francisco, California 94104. Communications received by mail will be forwarded to the Chairman of the board who will, in the discretion of such Chairman, forward such communications to other directors, members of management, or such other persons as such Chairman deems appropriate.

Company Policy as to Director Attendance at Annual Meetings of Stockholders

The Company's policy encourages board members to attend annual meetings of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires each person who is a director or officer or beneficial owner of more than 10% of the common stock of the Company to file reports in connection with certain transactions. To the knowledge of the Company, based solely upon a review of forms and representations furnished to the Company during or with respect to the most recent completed fiscal year, no person who was subject to Section 16 at any time during such fiscal year failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) during such fiscal year or prior fiscal years.

Code of Ethics

The Company has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Company has posted the code of ethics on the Company's Internet website at http://www.looksmart.com/corporate-governance. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of the code of ethics by posting such information on the Company's Internet website.

Information Concerning Corporate Governance of Former Directors

Each person who was a director of the Company during the 2012 fiscal year, including Anthony Castagna, Jean-Yves Dexmier, Scott Kauffman, Mark Sanders, and Timothy Wright, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer directors, certain information herein is provided as to the former directors, including certain information as to corporate governance for the 2012 fiscal year.

8

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

2012 Director Independence

As to the persons who served as directors during any part of the last completed fiscal year, the Company has determined that each such former director (other than Mr. Dexmier), including Anthony Castagna, Teresa Dial, Scott Kauffman, Mark Sanders, and Timothy Wright, was "independent" as defined by, and determined under, the applicable director independence standards of The NASDAQ Stock Market LLC.

2012 Board Committee Members

The following table provides information as to each person who was a member of any committee of the board of directors during the last completed fiscal year:

	Audit		Compensation		Nominating		Special
	Committee		Committee		Committee		Committee
Name	Member	Chair	Member	Chair	Member	Chair	Member	Chair

Anthony Castagna	X	X
Teresa Dial
Scott Kauffman			X	X	X		X	X
Mark Sanders	X				X	X	X
Timothy Wright	X		X	X			X

2012 Board Committee Member Independence

As to the persons who served as committee members during any part of the last completed fiscal year, the Company has determined that each such former committee member, including Anthony Castagna, Teresa Dial, Scott Kauffman, Mark Sanders, and Timothy Wright, was "independent" as defined by, and determined under, the applicable board committee independence standards of The NASDAQ Stock Market LLC.

2012 Board and Committee Meetings

The following table provides information as to the number of board and committee meetings held during the last full fiscal year:

		Audit	Compensation	Nominating	Special
	Board	Committee	Committee	Committee	Committee
Meetings	20	6	4	3	3

Each person who was a director during the last full fiscal year attended at least 75% of the aggregate of the total number of board meetings held during such fiscal year (or any part thereof during which such person was a director) and the total number of committee meetings held by all committees on which such person served during such fiscal year (or any part thereof during which such person served on any committee).

2012 Director Attendance at 2012 Annual Meeting of Stockholders

Three directors attended the 2012 annual meeting of stockholders.

Director Compensation

Information Concerning Compensation of Former Directors

Each person who was a director of the Company during the 2012 fiscal year, including Anthony Castagna, Jean-Yves Dexmier, Scott Kauffman, Mark Sanders, and Timothy Wright, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer directors, certain information herein is provided as to the former directors, including certain information as to director compensation for the 2012 fiscal year.

9

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

2012 Director Compensation

The following table provides information as to the compensation of directors for the last completed fiscal year:

Name	Fees Paid in Cash (1)		Option Awards (2) (3)	Total
Anthony Castagna	$55,000		-	$55,000
Jean-Yves Dexmier	$48,750	(4)	-	$48,750	(4)
Teresa Dial	-		$6,315	$6,315
Scott Kauffman	$144,875		-	$144,875
Mark Sanders	$86,375		-	$86,375
Timothy Wright	$79,375		-	$79,375
Total:	$414,375		$6,315	$420,690

*

(1)	See "2012 Directors - Fees Paid in Cash" herein.

(2)	Represents aggregate grant date fair value (computed in accordance with FASB ASC Topic 718), subject to valuation assumptions discussed in Note 10 to the financial statements filed as part of the 2012 Annual Report.

(3)	See "2012 Directors - Outstanding Equity Awards at Fiscal Year-End" herein.

(4)	Paid to Napa Valley Linens. See "Related Party Transactions" herein.

2012 Directors - Fees Paid in Cash

The following table provides information as to fees paid in cash to directors for the last completed fiscal year:

	Standard Director Compensation Arrangements for 2012
	$30,000	$30,000	$15,000	$10,000	$15,000	$6,000	$9,000	$2,000	$5,000
			Lead	Audit	Audit	Comp.	Comp.	Nom.	Nom.
	Board	Board	Ind.	Comm.	Comm.	Comm.	Comm.	Comm.	Comm.
Name	Member	Chair	Director	Member	Chair	Member	Chair	Member	Chair	Other (1)	Total
Anthony Castagna	$30,000	-	-	$10,000	$15,000	-	-	-	-	-	$55,000
Jean-Yves Dexmier	$30,000	$18,750	-	-	-	-	-	-	-	-	$48,750
Teresa Dial	$30,000	-	-	-	-	-	-	-	-	-	$0.00
Scott Kauffman	$30,000	$11,250	-	-	-	$6,000	$5,625	$2,000	-	$90,000	$144,875
Mark Sanders	$30,000	-	$9,375	$10,000	-	-	-	$2,000	$5,000	$30,000	$86,375
Timothy Wright	$30,000	-	-	$10,000	-	$6,000	$3,375	-	-	$30,000	$79,375
Total:	$150,000	$30,000	$9,375	$30,000	$15,000	$12,000	$9,000	$4,000	$5,000	$150,000	$414,375

*

(1)	Represents fees paid to members of a Special Committee, which held three meetings in 2012.

2012 Directors - Outstanding Equity Awards at Fiscal Year-End

The following table provides information as to the equity awards of each director outstanding as of the end of the last completed fiscal year:

Name	Option Shares (#) Exercisable	Option Shares (#) Unexercisable	*
Anthony Castagna	247,785	-	(1)
Jean-Yves Dexmier	241,000	118,750	(1)
Teresa Dial	376,005	-	(1)
Scott Kauffman	151,863	-	(1)
Mark Sanders	9,444	7,556	(1)
Timothy Wright	158,202	-	(1)

*

(1)	Forfeited (unexercised) after the fiscal year-end as a result of termination of service.

10

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Executive Compensation

Information Concerning Compensation of Former Executive Officers

Each person who was an executive officer of the Company during the 2012 fiscal year, including Jean-Yves Dexmier and William O'Kelly, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer executive officers, certain information herein is provided as to the former executive officers, including certain information as to executive compensation for the 2011 and 2012 fiscal years.

2012 Named Executive Officer Compensation

The following table provides information as to the compensation of each named executive officer ("2012 Named Executive Officer") for each of the last two completed fiscal years:

2012 Summary Compensation Table

Name [Principal Position]	Year	Salary		Bonus	Option Awards (1)		All Other Compensation		Total

Jean-Yves Dexmier	2012	-		-	-		$480,750	(2)(3)	$480,750	(2)(3)
[Chief Executive Officer]	2011	-		-	$6,446	(4)	$492,000	(5)(6)	$498,446	(5)(6)

William O'Kelly	2012	$250,000		-	-		-		$250,000
[Chief Financial Officer]	2011	$239,538	(7)	$11,717	$161,748	(8)	$9,000	(9)	$422,003

*

(1)	Represents aggregate grant date fair value (computed in accordance with FASB ASC Topic 718), subject to valuation assumptions discussed in Note 10 to the financial statements filed as part of the 2012 Annual Report.

(2)	Paid to Napa Valley Linens. See "Related Party Transactions" herein.

(3)	Includes $48,750 otherwise payable to Mr. Dexmier as director fees. See "Director Compensation" herein.

(4)	Represents option granted to Mr. Dexmier on October 4, 2011 as director compensation.

(5)	Includes $432,000 paid to Napa Valley Linens. See "Related Party Transactions" herein.

(6)	Includes $60,000 paid to Mr. Dexmier as director fees.

(7)	Represents salary from January 17, 2011 through December 31, 2011.

(8)	Represents option granted to Mr. O'Kelly on February 11, 2011 as employment inducement.

(9)	Represents consulting fees from January 1, 2011 through January 16, 2011.

2012 Named Executive Officers - Outstanding Equity Awards at Fiscal Year-End

The following table provides information as to the equity awards of each 2012 Named Executive Officer outstanding as of the end of the last completed fiscal year:

Name	Option Grant Date	Option Shares (#) Exercisable	Option Shares (#) Unexercisable	Option Exercise Price	Option Expiration Date	*
Jean-Yves Dexmier	August 9, 2007	17,000	-	$2.62	August 9, 2017	(1)(2)
Jean-Yves Dexmier	August 9, 2007	2,250	-	$2.62	August 9, 2017	(1)(2)
Jean-Yves Dexmier	March 24, 2009	4,500	-	$1.02	March 24, 2019	(1)(2)
Jean-Yves Dexmier	May 17, 2009	9,000	-	$1.42	May 17, 2019	(1)(2)
Jean-Yves Dexmier	August 3, 2009	9,000	-	$1.23	August 3, 2016	(1)(2)
Jean-Yves Dexmier	August 6, 2010	9,000	-	$1.50	August 6, 2017	(1)(2)
Jean-Yves Dexmier	August 6, 2010	181,250	118,750	$1.50	August 6, 2017	(2)(3)
Jean-Yves Dexmier	October 4, 2011	9,000	-	$1.39	October 4, 2018	(1)(2)
William O'Kelly	February 11, 2011	97,500	82,500	$1.79	February 11, 2018	(3)(4)

11

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

*

(1)	Granted as director compensation and vested immediately.

(2)	Forfeited (unexercised) on April 28, 2013 as a result of termination of service on January 28, 2013.

(3)	Granted subject to vesting of 25% after one year and thereafter in equal monthly installments over three years.

(4)	Forfeited (unexercised) on July 25, 2013 as a result of termination of service on April 25, 2013.

2012 Post-Termination Compensation or Benefits

Except as otherwise provided herein, the Company has no employment, severance, change of control, or other agreement with any 2012 Named Executive Officer that provides for any payment to such 2012 Named Executive Officer at, following, or in connection with the resignation, retirement, or other termination of such 2012 Named Executive Officer or a change in control of the Company.

Beneficial Ownership

The following table provides information as of September 16, 2013 as to the common stock of the Company beneficially owned by all directors and nominees, directors and executive officers as a group, and each person known to the Company to beneficially own more than 5% of the common stock:

Name and Address of Beneficial Owner (1)	Shares	Percent of Class	*
Michael Onghai	9,310,959	53.8%	(2)
Thorsten Weigl	548,309	3.2%	(3)
Christian Chan	0	0.0%
Paul Pelosi Jr.	0	0.0%
Directors and executive officers as a group (4 persons):	9,844,268	57.0%
Platinum Partners Value Arbitrage Fund L.P.	1,728,000	9.9%	(4)
Renaissance Technologies LLC	952,100	5.5%	(5)
Dimensional Fund Advisors LP	944,492	5.5%	(6)

*

(1)	To the Company's knowledge, except as otherwise provided herein, each person named herein as a beneficial owner of securities has sole voting and investment power as to such securities and such person's address is c/o LookSmart, Ltd., 555 California Street, Suite 324, San Francisco, California 94104.

(2)	Represents securities owned or held by or for the account of other persons as portfolio securities, which may be deemed to be beneficially owned directly by Snowy August Management LLC, as an investment manager to such persons, and indirectly by Mr. Onghai, as the President of Snowy August Management.

(3)	Represents securities which may be deemed to be beneficially owned directly by Solom GmbH and indirectly by Mr. Weigl, as the Chief Executive Officer of Solom GmbH.

(4)	According to the Schedule 13G/A filed January 17, 2013 by such persons with the Commission, such securities are beneficially owned (and voting and investment power as to such securities is shared) by Platinum Partners Value Arbitrage Fund L.P., Platinum Management (NY) LLC, Uri Landesman, and Mark Nordlicht and the address of such persons is 152 West 57th Street, 54th Floor, New York, New York 10019.

(5)	According to the Schedule 13G/A filed February 12, 2013 by such persons with the Commission, such securities are beneficially owned by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation and the address of such persons is 800 Third Avenue, New York, New York 10022.

(6)	According to the Schedule 13G/A filed February 11, 2013 by such person with the Commission, the address of such person is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

12

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Information Concerning Beneficial Ownership of Former Executive Officers

Each person who was an executive officer of the Company during the 2012 fiscal year, including Jean-Yves Dexmier and William O'Kelly, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer executive officers, certain information herein is provided as to the former executive officers, including certain information as to beneficial ownership.

2012 Named Executive Officer - Beneficial Ownership

The following table provides information as of September 16, 2013 as to the common stock of the Company beneficially owned by each 2012 Named Executive Officer:

2012 Named Executive Officers	Shares	Percent of Class
Jean-Yves Dexmier	0	0.0%
William O'Kelly	0	0.0%

Information Concerning Equity Compensation Plans of Former Directors and Former Executive Officers

Each person who was a director or executive officer of the Company during the 2012 fiscal year, including Anthony Castagna, Jean-Yves Dexmier, Scott Kauffman, William O'Kelly, Mark Sanders, and Timothy Wright, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer directors or executive officers, certain information herein is provided as to the former directors and former executive officers, including certain information as to equity compensation plans approved or administered by such former directors and former executive officers and options approved or granted by or to such former directors or former executive officers.

2012 Equity Compensation Plan Information

The following table provides information as of the end of the most recently completed fiscal year with respect to compensation plans under which equity securities of the Company are authorized for issuance:

	Securities (#) to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Securities (#) Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	2,114,446	$2.47	1,856,813
Equity compensation plans not approved by security holders	-	-	-
Total:	2,114,446	$2.47	1,856,813

The current directors of the Company have not approved or granted any equity compensation plan or options.

Related Party Transactions

Information Concerning Former Directors and Former Executive Officers

Each person who was a director or executive officer of the Company during the 2012 fiscal year, including Anthony Castagna, Jean-Yves Dexmier, Scott Kauffman, William O'Kelly, Mark Sanders, and Timothy Wright, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer directors or executive officers, certain information herein is provided as to the former directors and former executive officers, including certain information as to related party transactions reviewed or approved by such former directors or former executive officers and related party transactions in which such former directors or former executive officers or a family member of any such former director or former executive officer had or has an interest.

13

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

2012 Fee Payments to Napa Valley Linens

During 2012, the former directors and former executive officers, including Anthony Castagna, Jean-Yves Dexmier, Scott Kauffman, William O'Kelly, Mark Sanders, and Timothy Wright, caused the Company to pay table linen rental/consulting fees to Dexline, Inc. dba Napa Valley Linens.

Napa Valley Linens was and is a table linen rental business owned or operated directly or indirectly by Mr. Dexmier and Mr. Dexmier's spouse, Sharon Dexmier, and possibly one or more other family members of Mr. Dexmier. According to public information, Sharon Dexmier is the President of Napa Valley Linens and Mr. Dexmier was or is the Secretary and Treasurer of Napa Valley Linens and the registered agent of Napa Valley Linens in the State of California.

During 2012, the former directors and former executive officers caused the Company to pay also board fees and board chair fees to Napa Valley Linens that were otherwise payable to Mr. Dexmier as director fees.

The following table provides information as to fees that the former directors and former executive officers caused the Company to pay to Napa Valley Linens for the last completed fiscal year:

Related Party	Year	Table Linen Rental/Consulting	Board	Board Chair	Total
Napa Valley Linens	2012	$432,000	$30,000	$18,750	$480,750

Audit and Related Fees

The following table sets forth the aggregate fees for audit and other services provided by Moss Adams LLP for the 2011 and 2012 fiscal years:

Category	2012	2011
Audit Fees	$313,124	$316,303
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	10,000	21,469
Total:	$323,124	$337,772

Audit Fees represent fees for professional services provided in connection with the audit of our financial statements and the review of our quarterly financial statements. All Other Fees consist of fees for the audit of our 401(k) plan and tax advice related to our Canadian subsidiary. The audit committee considered whether the provision of non-audit services was compatible with maintaining the independence of external public accounting firm and concluded that it was.

Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firms

The policy of the audit committee is to pre-approve all audit and permissible non-audit services to be performed by the independent public accounting firm during the fiscal year. The audit committee pre-approves services by authorizing specific projects within the categories outlined above. The audit committee's charter delegates to the chair of the audit committee the authority to address any requests for pre-approval of services between audit committee meetings, and the chair must report any pre-approval decisions to the audit committee at its next scheduled meeting. All of the services related to the fees described above were approved by the audit committee pursuant to the pre-approval provisions set forth in the applicable SEC rules and the audit committee's charter.

Advance Notice Procedures for Stockholder Proposals

Under the bylaws of the Company, director nominations may be made only by the board, by a committee of the board, or by a stockholder entitled to vote that has delivered notice to the principal executive offices of the Company containing certain information specified in the bylaws (i) not less than 120 days prior to the anniversary date of the mailing of the proxy statement to stockholders in connection with the previous year's annual meeting of stockholders or (ii) if the annual meeting is called for a date not within thirty days before or after the previous year's meeting date, not later than a reasonable time after solicitation is made.

14

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

The bylaws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the board, the presiding officer, or a stockholder entitled to vote at such annual meeting that has delivered notice to the principal executive offices of the Company (containing certain information specified in the bylaws) (i) not less than 120 days prior to the anniversary date of the mailing of the proxy statement to stockholders in connection with the previous year's annual meeting of stockholders or (ii) if the annual meeting is called for a date not within thirty days before or after the previous year's meeting date, not later than a reasonable time after solicitation is made.

These requirements are separate and apart from the requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under Rule 14a-8 of the Exchange Act.

Stockholder proposals should be addressed to LookSmart, Ltd., Attn: Nominating Committee, 555 California Street, Suite 324, San Francisco, California 94104.

Annual Report on Form 10-K

A copy of the 2012 Annual Report, as amended, has been or will be provided or made available to stockholders along with this Proxy Statement and will be made available at http://investor.shareholder.com/looksmart/sec.cfm. The Company will provide without charge, upon written request, a copy of the 2012 Annual Report, as amended. Requests should be provided to: LookSmart, Ltd., 555 California Street, Suite 324, San Francisco, California 94104. A copy of the 2012 Annual Report, as amended, has been filed with the SEC and may be accessed from the SEC's homepage at www.sec.gov and is also available at http://www.looksmart.com.

Delivery of Proxy Statement

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

This year, we, as well as brokers with account holders who are stockholders, may be "householding" our proxy materials. Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials receive only one copy of our proxy materials at that address, unless one or more of those stockholders has notified us that they wish to receive individual copies. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to LookSmart, Ltd., Attn: Investor Relations, 555 California Street, Suite 324, San Francisco, California 94104.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

PROPOSALS

Proposal 1 - Election of Directors

The following persons are nominated for election as directors at the annual meeting: Christian Chan and Paul Pelosi Jr.

Each such director nominee is currently serving as a director and was previously recommended to be a director by the nominating committee and appointed by the board on January 14, 2013, but was not previously elected by the stockholders. The nominating committee has concluded that each such director nominee should be elected and continue to serve as a director in light of the business and structure of the Company and the specific experience, qualifications, attributes, and skills of such nominee. Information as to the specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that each such director nominee should serve or continue to serve as a director is provided under "Specific Experience of Director Nominees" herein.

15

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

If elected, each such director nominee will hold office until the next election of the class for which such director has been chosen and until such director's successor is elected and qualified or such director's earlier death, resignation, or removal. The board has no reason to believe that any such director nominee will be unable or unwilling to serve as a director if elected. If any such director nominee is unable or unwilling to serve, the proxies may be voted for a substitute nominee as designated by the proxy holders or not voted for any nominee.

The board recommends a vote FOR Proposal 1 and the election of each director nominee named herein.

Proposal 2 - Approval of Proposed Charter Amendments

General

The board has adopted a resolution approving, subject to approval by stockholders, a proposed range of amendments to the certificate of incorporation of the Company to effect a reverse stock split of the common stock of the Company, at the discretion of the board, whereby a number of outstanding shares of the common stock would be combined into and become one share of common stock (the "Proposed Charter Amendments").

If the Proposed Charter Amendments are approved by stockholders, the exact number of shares to be combined into and become one share would be determined by the board, in its discretion, following the Annual Meeting. Approval of the Proposed Charter Amendments would authorize the board, in its discretion, to effect a reverse stock split prior to the 2014 annual meeting of stockholders in any of the following split ratios: 1:2; 1:3; 1:4; 1:5; 1:6; 1:7; 1:8; 1:9; or 1:10, or to abandon the Proposed Charter Amendments and not effect any reverse stock split. The actual timing for implementation, if any, of the reverse stock split would be determined by the board.

We currently anticipate that, if the reverse stock split is approved by stockholders, the reverse stock split would be implemented as soon as practicable after the Annual Meeting, subject to the board's final determination of the split ratio. If the reverse stock split is not implemented prior to the 2014 annual meeting, the Proposed Charter Amendments will be deemed abandoned, without any further effect. In that case, the board may again seek stockholder approval at a future date of a reverse stock split if the board deems a reverse stock split to be advisable.

16

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Reason for the Reverse Stock Split

The principal reason for the reverse stock split is to increase the per share trading price of the common stock which could help to ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The NASDAQ Capital Market. However, there can be no assurance that the trading price of the common stock would be maintained at such level or that we will be able to maintain the listing of our common stock on The NASDAQ Capital Market. If stockholders do not approve the reverse stock split or if the board decides not to effect the reverse stock split, and the trading price of our common does not otherwise increase to and remain greater than $1.00 per share, we believe that the common stock will be delisted from The NASDAQ Capital Market.

The common stock currently trades on The NASDAQ Capital Market. In order to continue trading on The NASDAQ Capital Market, we must satisfy the continued listing requirements for that market. The NASDAQ Capital Market requires a minimum bid price of $1.00 per share for continued listing.

The board believes that the delisting of the common stock from The NASDAQ Capital Market would likely result in decreased liquidity. As a result of the loss of these market efficiencies associated with The NASDAQ Capital Market, the board believes that the delisting of the common stock from the NASDAQ Capital Market would likely result in decreased liquidity, thereby increasing the volatility of the trading price of the common stock and a diminution of investor interest. The board also believes that such delisting could also cause a loss of confidence of business partners, customers, and employees of the Company, which could harm the business and future prospects of the Company.

If the common stock were delisted from The NASDAQ Capital Market, the common stock would likely still qualify to trade on the OTC Markets ("OTC Markets"). The board believes that in this event, stockholders would likely find it more difficult to obtain accurate quotations as to the price of the common stock, the liquidity of the common stock would likely be further reduced, making it difficult for stockholders to buy or sell our stock at competitive market prices or at all, and support from investors and/or market makers that currently buy and sell the common stock would likely decline further, possibly resulting in a further decrease in the trading price of the common stock.

In evaluating whether or not to authorize the reverse stock split, in addition to the considerations described above, the board also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

The board considered these factors, and the potential harm of being delisted from The NASDAQ Capital Market and determined that continued listing on The NASDAQ Capital Market is in the best interest of the Company and its stockholders, and that a reverse stock split is necessary to attempt to maintain the listing of the common stock on The NASDAQ Capital Market. The board believes that stockholder approval of the Proposed Charter Amendments which authorizes the board to effect a reverse stock split within a range of split ratios (1:2 through 1:10, inclusive), as opposed to approval of a reverse stock at a single specified split ratio, provides the board with increased flexibility to achieve the principal purpose of the reverse stock split as described above while also seeking to minimize, to the extent consistent with this purpose, the possible decreased liquidity which may result from a reduction in the number of outstanding shares. In determining the reverse split ratio, the board will consider numerous factors, including the historical and projected performance of the common stock, the projected performance of the Company, prevailing market and industry conditions and general economic trends, and will place emphasis on the expected closing price of our common stock over the short and longer period following the effectiveness of the reverse stock split with a view to enabling us to meet, for the foreseeable future, The NASDAQ Capital Market's minimum bid price requirement for continued listing. Even if stockholders approve the reverse stock split, the Company reserves the right not to effect the reverse stock split, including if the board does not deem it to be in the best interests of the Company and its stockholders.

17

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

In addition, in determining to authorize the reverse split, the board considered that a sustained higher per share price of the common stock, which may result from the reverse stock split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company, possibly increasing the trading volume and liquidity of the common stock or helping to mitigate any decrease in such trading volume and liquidity which might result from the reverse stock split. However, as noted above, there can be no assurance that the price of the common stock would remain above $1.00 per share following a reverse stock split.

The board also believes that a higher per share market price for the common stock may help us attract and retain employees. The board believes that some potential employees are less likely to work for a company with a low stock price, especially below $1.00 per share, regardless of the company's market capitalization. However, again, there can be no assurance as to the market prices for the common stock following a reverse stock split or that increased market prices for the common stock will in fact enhance our ability to attract and retain employees.

There also can be no assurance that, after the reverse stock split, we would be able to maintain the listing of the common stock on The NASDAQ Capital Market. The NASDAQ Global Market has other continued listing requirements applicable to the listing of the common stock, including as to minimum stockholders' equity, minimum publicly held shares, minimum market value of publicly held shares, minimum stockholders, minimum market makers, and compliance with corporate governance rules. While the Company is currently in compliance with these other requirements of The NASDAQ Capital Market, there can be no assurance that the Company will be able to maintain compliance with all of these requirements or the minimum bid price requirement.

Stockholders should recognize that if a reverse split is effected, they will own a smaller number of shares than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by two, three, four, five, six, seven, eight, nine, or ten, depending on which split ratio is implemented and after giving effect to the cash payments in lieu of fractional shares described above). While we expect that the reverse split will result in an increase in the market price of our common stock, the reverse split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse split will likely increase the number of our stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results as described above.

Principal Effects of the Reverse Stock Split

The reverse stock split would have the following effects on our common stock and securities convertible into or exercisable for shares of our common stock:

•	each two, three, four, five, six, seven, eight, nine, or ten shares of our common stock, depending on the reverse split ratio determined by the board, owned by a stockholder immediately prior to the reverse split would become one share of common stock after the reverse split;

•	the number of shares of our common stock issued and outstanding would be reduced according to the split ratio determined by the board;

•	the number of record holders of our common stock would be reduced according to the split ratio determined by the board;

18

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

•	all outstanding but unexercised options entitling the holders thereof to purchase shares of our common stock will enable such holders to purchase, upon exercise of their options, a reduced number of shares (according to the split ratio determined by the board) of the number of shares of our common stock that such holders would have been able to purchase upon exercise of their options immediately preceding the reverse stock split, with any fractional interests resulting from the reverse stock split rounded to the next whole share (with a fractional interest of up to 0.49 being rounded down and a fractional interest of 0.5 or above being rounded up), at an exercise price equal to two, three, four, five, six, seven, eight, nine, or ten times the exercise price specified before the reverse stock split rounded to the nearest cent (with a fractional interest of up to $0.0049 being rounded down and a fractional interest of $0.005 or above being rounded up), resulting in approximately the same aggregate exercise price being required to be paid upon exercise thereof immediately preceding the reverse stock split;

•	the number of shares of common stock reserved for issuance (including the maximum number of shares that may be subject to options) under our 2007 Stock Plan and 2009 Employee Stock Purchase Plan (collectively, the "Plans") will be reduced according to the split ratio determined by the board) of the number of shares currently included in such plans with any fractional interests resulting from the reverse stock split rounded to the next whole share (with a fractional interest of up to 0.49 being rounded down and a fractional interest of 0.5 or above being rounded up); and

•	Upon effectiveness of the reverse stock split, the number of authorized shares of our common stock that are not issued and outstanding would increase according to the split ratio determined by the board. We will continue to have a total of 80 million authorized shares of Common Stock and 5 million authorized but unissued shares of Preferred Stock.

As a summary and for illustrative purposes only, the following table shows approximately the effect on our common stock of the three potential reverse stock splits, based on 17,293,237 shares of common stock issued and outstanding as of the close of business on July 19, 2013 and assuming the reverse stock split became effective at the close of business on July 19, 2013:

	Prior to Reverse	After Reverse Stock Split
Shares of Common Stock	Stock Split	1-for-2	1-for-5	1-for-10
Authorized	80,000,000	80,000,000	80,000,000	80,000,000
Issued and outstanding	17,308,059	8,654,030	3,461,612	1,730,806
Available for future issuance	62,691,941	71,345,971	76,538,388	78,269,194

The board believes that maintaining the same number of authorized shares of common and preferred stock, and thereby increasing the number of shares of common stock available for future issuance, will provide us with the certainty and flexibility to undertake various types of transactions, including financings, acquisitions of companies or assets, strategic transactions including a sale of all or a portion of the Company, increases in the shares reserved for issuance pursuant to stock incentive plans, sales of stock or securities convertible into common stock, or other corporate transactions not yet determined. Certain kinds of these transactions may have anti-takeover affects as described in more detail below, and certain kinds of these transactions may require stockholder approval under Delaware law or applicable NASDAQ rules, but the board believes that this certainty and flexibility is helpful to the Company and in the stockholders' interests. We currently have no plan, arrangement or agreement to issue shares of our common stock for any purpose, except for the issuance of shares of common stock pursuant to our stock option and employee stock purchase plans. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

The reverse stock split will affect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Common stock issued and outstanding pursuant to the reverse stock split will remain fully paid and non-assessable. So long as there are more than 300 stockholders of record, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. However, due to the magnitude of the reverse stock split, it may also have the effect of increasing the possibility of terminating these reporting requirements if the number of record holders of our common stock substantially decreases thereafter.

19

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Cash Payment in Lieu of Fractional Shares

We will not issue fractional certificates for post-reverse stock split shares in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold of record immediately prior to the effective time of the reverse stock split a number of shares not evenly divisible according to the split ratio determined by the board), will be entitled, upon surrender to the exchange agent of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the reverse stock split) of our common stock, as reported in The Wall Street Journal, during the 10 consecutive trading days ending on the trading day immediately prior to the date on which the reverse stock split becomes effective as described below in the first paragraph under "Procedure for Effecting Reverse Stock Split and Exchange of Certificates." If such price is not available, the fractional share payment will be based on the average of the last bid and ask prices of our common stock on such days (as adjusted to reflect the reverse stock split) or other price determined by the board. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The reverse stock split will not affect the total amount of stockholders' equity on our balance sheet. However, because the par value of our common stock will remain unchanged, the components that make up total stockholders' equity will change by offsetting amounts. As a result of the reverse stock split, the stated capital component will be reduced to an amount according to the split ratio determined by the board), after giving effect to the cash payments in lieu of fractional shares described above, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the reverse stock split.

Potential Anti-Takeover Effects

If the Proposed Charter Amendments are approved by our stockholders and the reverse stock split is implemented, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover affect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of our board of directors, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, our board of directors could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our board of directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in our board or such a transaction. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate the shares of our common stock or obtain control of us, nor is it part of a plan by our management to recommend a series of similar amendments to our board of directors and stockholders.

Further, our certificate of incorporation and bylaws contain provisions that may make it difficult for others to acquire, or may discourage others from attempting to acquire, control of the Company. These provisions could also limit the price that investors might be willing to pay in the future for shares of the common stock. For example, our certificate of incorporation and bylaws:

•	Provide that our board of directors is divided into three classes of directors with each class serving a staggered three-year term. The classification of the board of directors increases the difficulty of replacing a majority of the directors and may maintain the incumbency of the board of directors.

•	Do not provide for cumulative voting in the election of directors, which also increases the difficulty of electing alternative directors or replacing existing directors.

20

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

•	Allow the Company to issue preferred stock, subject to any limitations prescribed by law or applicable NASDAQ rules, without any vote or further action by stockholders, and to set the rights and preferences of such stock, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as determined by the board of directors. The rights of the holders of common stock will be subject to, and may be adversely affected by, the rights of holders of any preferred stock that may be issued in the future.

•	Eliminate the right of stockholders to call a special meeting of stockholders or to act by written consent without a meeting.

In addition, the Company must comply with Section 203 of the Delaware General Corporation Law, which prohibits a Delaware corporation from engaging in any business combination with any interested stockholder, unless: prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; upon completion of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held under the plan will be tendered in a tender or exchange offer; or on or subsequent to that date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Our board of directors does not intend to use the reverse stock split as a part of or first step in a "going private" transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Proposed Charter Amendments and the board of directors determines that a reverse stock split continues to be in the best interests of the Company and its stockholders, the board will determine the split ratio to be implemented, and we will file the Proposed Charter Amendment reflecting that ratio with the Secretary of State of the State of Delaware.

The reverse stock split will become effective as of 5:00 p.m. eastern time on the date of such filing, which time on such date will be referred to as the "effective time." Except as described above  under "Cash Payment in Lieu of Fractional Shares," at the effective time, the applicable number of shares (corresponding to the split ratio determined by the board) of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the "exchange agent." As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares of common stock they hold as a consequence of the reverse stock split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

21

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Even if the stockholders approve a reverse stock split, the Company reserves the right not to effect the reverse stock split if in the opinion of the board of directors it would not be in the best interests of the Company and its stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with the reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split.

No gain or loss will be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute long-term capital gain or loss if the holder's holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations.

The board recommends a vote FOR Proposal 2.

Proposal 3 - Approval of Executive Compensation

Each person who was a director or executive officer of the Company during the 2012 fiscal year, including Anthony Castagna, Jean-Yves Dexmier, William O'Kelly, Scott Kauffman, Mark Sanders, and Timothy Wright, has been terminated for cause or removed for cause or otherwise ceased to hold any office or position with the Company. Although they are no longer executive officers, certain information herein is provided as to the former executive officers, including certain information as to executive compensation for the 2012 and 2011 fiscal years.

In accordance with SEC rules, we are providing stockholders with an advisory vote on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K. This advisory vote is commonly referred to as a "say-on-pay" vote.

As to Proposal 3, the approval of the executive compensation, as disclosed per Item 402 of Regulation S-K will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting.

Stockholders are urged to read the "Executive Compensation" section of this Proxy Statement, which discusses the compensation that the former directors approved and awarded to the former executive officers and the related executive compensation practices of the former directors and former executive officers.

22

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

The current directors of the Company and the current compensation committee members believe that the executive compensation and the related practices of the former directors and former executive officers were ineffective and inappropriate and that the former directors and former executive officers consistently awarded themselves excessive compensation without regard to performance or what was in the best interests of the stockholders.

Although Proposal 3 is a non-binding proposal and the vote on Proposal 3 is only an advisory vote, the board and the compensation committee will consider the outcome of the advisory vote on Proposal 3 when making future decisions as to executive compensation.

The board recommends a vote AGAINST Proposal 3.

Proposal 4 - Approval of Frequency of Approval of Executive Compensation

In accordance with SEC rules, we are providing stockholders with an advisory vote on whether the vote to approve executive compensation, as disclosed per Item 402 of Regulation S-K, should be held every one, two, or three years. This advisory vote is commonly referred to as a "say-on-frequency" vote.

As to Proposal 4, stockholders may cast an advisory vote on whether they would prefer to vote on the approval of executive compensation, as disclosed per Item 402 of Regulation S-K, every one, two, or three years. The option that receives the highest number of affirmative votes present in person or represented by proxy at the Annual Meeting will be considered to be the option that is preferred by stockholders.

The board believes that the advisory vote on the approval of executive compensation, as disclosed per Item 402 of Regulation S-K, should be conducted every three years, for the following reasons:

•	A triennial vote complements our goal of creating an executive compensation program that is aligned with, and enhances, long-term stockholder value; and

•	A triennial vote will allow stockholders to properly evaluate the effectiveness of the executive compensation strategies of the Company and related business outcomes for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results.

Although Proposal 4 is a non-binding proposal and the vote on Proposal 4 is only an advisory vote, the board and the compensation committee will consider the outcome of the advisory vote on Proposal 4 when making future decisions as to the frequency of the vote to approve executive compensation.

The board recommends a vote FOR the option to vote every three years to approve executive compensation, as disclosed per Item 402 of Regulation S-K.

23

LookSmart, Ltd. - Preliminary Proxy Statement - 2013 Annual Meeting - Subject to Completion

Proposal 5 - Ratification of Appointment of Auditor

The audit committee selected Albert Wong & Co. LLP to be the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2013.

We expect representatives of Albert Wong & Co. LLP to be present at the Annual Meeting, have an opportunity to make a statement at the Annual Meeting if they desire to do so, and be available to respond to appropriate questions.

As to Proposal 5, the ratification of the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting.

Stockholder ratification of the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company is not required by Delaware law, the bylaws of the Company, or otherwise. The board has elected to seek such ratification as a matter of good corporate practice. If the appointment is not ratified, the audit committee will reconsider the selection of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company.

The board recommends a vote FOR Proposal 5.

OTHER BUSINESS

The board does not presently intend to bring any other business before the Annual Meeting and, to the knowledge of the board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting or any adjournment or postponement thereof, however, it is intended that proxies, in the form of proxy provided as Appendix A hereto, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope or vote via telephone or the Internet, so that your shares may be represented at the Annual Meeting.

The date of this Proxy Statement is [—] [—], 2013.

By Order of the Board of Directors,

LookSmart, Ltd.

Date: [—] [—], 2013	By:	/s/ Michael Onghai
	Name:	Michael Onghai
	Title:	Chief Executive Officer

Remainder of Page Intentionally Left Blank.

24

APPENDIX A

LookSmart, Ltd. 555 California Street, Suite 324 San Francisco, California 94104

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LookSmart, Ltd.		For	Withhold	For All	To withhold authority to vote for any
The Board recommends a vote FOR the following proposal:		All	All	Except	individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐

Nominees:
01
) Christian Chan
02 Paul Pelosi, Jr.
)
The Board recommends a vote FOR the following proposal:		For	Against	Abstain
2.	To approve the Proposed Charter Amendments to authorize the Board to effect a reverse stock split.	☐	☐	☐
The Board recommends a vote AGAINST the following proposal:		For	Against	Abstain
3.	To approve, on a non-binding advisory basis, the executive compensation disclosed in the proxy statement.	☐	☐	☐
The Board recommends a vote FOR 3 YEARS on the following proposal:		1 Year	2 Years	3 Years	Abstain
4.	To vote, on a non-binding advisory basis, to approve the executive compensation every one, two, or three years.	☐	☐	☐	☐
The Board recommends a vote FOR the following proposal:		For	Against	Abstain
5.	To ratify the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

LookSmart, Ltd.

Annual Meeting of Stockholders

October 4, 2013 2:30 PM Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael Onghai and Fletcher Clark Johnston, and each of them, as proxy holders with full power of substitution and authority to act in the absence of the other, each to vote with respect to shares of the Company’s capital stock for which proxies will be solicited for use in connection with the Annual Meeting, to be held on October 4, 2013 at 2:30 P.M. (Eastern Time) at 445 Park Avenue, 9th Floor, New York, New York 10022 and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT

OF THE RESTATED CERTIFICATE OF INCORPORATION OF

LOOKSMART, LTD.

Michael Onghai hereby certifies that:

1.          He is the duly elected and acting President and Secretary of LookSmart, Ltd., a Delaware corporation, the original Certificate of Incorporation of which was filed with the Secretary of the State of Delaware on July 19, 1996, under the name of NetGet, Ltd.

2.          Effective at 5:00 p.m. (Delaware time) on the date of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (such time on such date, the “Effective Time”), each [two, three, four, five, six, seven, eight, nine, or ten] shares of the Corporation’s common stock, par value $.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically, without further action on the part of the Corporation or its stockholders, be combined into and become one share of fully paid and nonassessable Common Stock, subject to the treatment of fractional share interests set forth below. No fractional shares of Common Stock shall be issued by the Corporation, and the Corporation shall not recognize on its stock record books any purported transfer of any purported fractional share interest. A holder of Common Stock immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share as a result of the reverse stock split effected hereby (which shall be determined on the basis of the total number of shares of Common Stock held by a holder of record immediately prior to the Effective Time) shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices per share of the Common Stock, as reported in The Wall Street Journal (as adjusted for the reverse stock split effected hereby), during the ten (10) consecutive trading days ending on the trading day immediately prior to the day on which the Effective Time occurs (or if such prices are not available, the average of the last bid and asked prices of the Common Stock on such days (as adjusted for the reverse stock split effected hereby) or other price determined by the Board of Directors).

3.          The foregoing Certificate of Amendment has been duly adopted by this corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation on this day of, [ ].

Michael Onghai, President and Secretary